

HLS Systems International, Ltd.

The Leading Integrated Automation Control Systems Company in China





Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about HLS Systems International, Ltd. ("HLS"), Chardan North China Acquisition Corp. ("Chardan North"), and the business after completion of the share exchange. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the HLS management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, changing interpretations of generally accepted accounting principles; outcomes of government reviews; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which HLS is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of automation control products; timing approval and market acceptance of new products introduction; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks will be detailed in future filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither HLS nor Chardan North assume any obligation to update the information contained in this presentation.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

*** All $ amounts in this presentation are in USD unless otherwise noted**

Chardan North (CNCA) Business Combination

CNCA will combine with **HLS Systems International, Limited** and its Chinese operating subsidiaries operating under the HollySys brand

CNCA will become **HLS Systems International, Limited** upon closing and is expected to move immediately to NASDAQ with symbols changing to **HLSS, HLSSW, HLSSU**

Closing anticipated to occur in August/September 2007



About HLS

HLS is one of the leading and fastest growing automation control systems companies in the world

HLS is the **largest** Chinese domestic developer and provider of automation technology

HLS is the only Chinese contractor qualified to design and produce control systems for China's Nuclear Power Industry

HLS is one of five Chinese companies qualified to design and produce control systems for the Ministry of Rail in China

HLS is **the major domestic developer** of automated control systems for the burgeoning subway industry in China

HLS is ready to expand internationally



Financial Parameters

Profitable and cash flow positive

Poised for accelerating future growth

- Increasing industrial automation in China
- Market expanding nationally at >12%
- Years of investment in know-how and IP ready to pay off
  - Nuclear
  - Rail
  - Subway and Light Rail
  - PLC
  - Motors and servos
  - New International contracts and initiatives
- Potential acquisitions of synergistic competitors and/or vertical suppliers



Backlog and New Contracts

March 2006	$ 86 Million
March 2007	$112 Million
July 15, 2007	**>$220 Million**

Dayawan Nuclear reconstruction	$ 6.2 Million
Hening Line train control system	$ 1.6 Million
Ningmei Rail integrated control system	$ 2.6 Million
Shenzhen Line 1 Subway control system	$ 7.9 Million
Other Nuclear/Rail control systems	$97.4 Million

HLS



HLS Revenue and Income Growth

(in Millions)

(FY Ended June 30)


Revenue
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$53.1
$79.6
$89.9
$61.3
$68.3
FY 2004
FY 2005
FY 2006
9 Mos. 3/31/2006
9 Mos. 3/31/2007


Comprehensive Income
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$4.7
$13.7
$19.2
$11.1
$13.6
FY 2004
FY 2005
FY 2006
9 Mos. 3/31/2006
9 Mos. 3/31/2007

HLS



Seasoned Senior Management

Dr. Wang Changli – *Vice Chairman & CEO*

Pioneer in developing automation and control technology in China
Over 17 years of experience in automation and controls industry
Author of multiple publications on automation and control technologies
Vice chairman of China's Automation Industry Association
Ph.D. in Automation from Lancaster University in the UK
BSE from Tianjin University

John Sun- COO

CEO Forxboro (China) from 1997-2006
-Expanded the business from $21M to $130M
Worked for Emerson Electric form 1993-1997
Recently joined HollySys as COO

Qiao Li- Chairwoman

Previously Director of Hi-Tech enterprise development department of Bejing Hi-Tech Park
Vice President of Beijing Hi-Tech Venture Capital from 1998-2003
Master's degree in Business Administration, Capital University of Economics and Business

HLS



Competitive Landscape

2005 rank in China

1. ABB
2. **HLS**
3. Siemens
4. Emerson
5. General Electric

Large multinationals are being overtaken by HLS

HLS Cost structure < 35% that of international competitors

Quality equal to or higher than competitors

- BASF qualified HLS as a vendor after extensive due diligence
- HLS Uses latest chip technology for each generation
- Platforms designed to integrate other's devices
  - Open architecture permits quick turnaround

HLS



Competitive Advantages

Impressive track record

- Success in market and close proximity to customers has created a long-term, loyal customer base
- Long term investment in industries with safety concerns just starting to pay off
  - **Tremendous barrier to entry**

Integrated, efficient & scalable automation solutions

- Only totally integrated producer based in China
- Designs with proprietary software, manufactures, installs, services & maintains

Low cost production

- HLS selling price with 35% gross margin is markedly less than international competitors'
- Cost of R&D is <20% of international competitors



Competitive Advantages

Technology based

- Has 39 patents and 15 proprietary software licenses
- Technology meets or exceeds that of its international competition
- Technology is 3-5 years ahead of its Chinese domestic competitors

High barriers to entry

- Competes in many highly regulated industries
  - HLS is one of five approved suppliers to China's rail automation industry
  - HLS is the only domestic producer of automation controls for nuclear industry

HLS sets the standard

- HLS has set de facto automation standards in a variety of industries including nuclear and rail
  - All competitors must now modify their products to meet HLS standard

HLS



Core Automation Control Products



Industrial Automation Control Systems

- Heavy manufacturing (power generation, petrochemical, chemical, steel)
- Light manufacturing (pharmaceuticals, beverage, food processing)



Rail Automation Systems

- Train, Subway & Light Rail system controls
- Controls speed, track changes, stoppages, distance between trains



Nuclear Power Plant Automation Systems

- Information control center of power plant
- Monitors, controls, and protects parts and equipment
- Ensures safe, steady, economical operation

HLS



Automation Control Market Size

Global

- Estimated to be $70 billion in 2008*
- Dominated by a few large players

China

- Estimated to grow to >RMB 13.1 billion in 2008**
- Factors spurring growth
  - China is no longer the low cost provider of manpower
  - Need to improve product quality to meet international standards
    - Forces manufacturers to automate
    - Booming economy fueling growth in Industrial Automation Control Systems for infrastructure enhancements

*ARC Advisory Group

** www.gongkong survey, DCS +PLC markets in 2008



Growth Sectors within China

Traditional Power
- Power shortages throughout China (>15% disparity between supply and demand)

Petrochemical/Chemical
- 190 new projects in China with industrial automation portion of ~ $5.7B

Traditional Rail
- China currently has ~6% of the world's track but moves 25% of the world's cargo

Light Rail
- China will invest > $62.1 billion to construct at least 55 new subways or city rail systems

Nuclear Power
- China has 40 new 1GW plants under construction or in planning stages



Traditional Growth Sectors within China

Traditional Power Market

- CAGR historically >10%
- Already a >15% disparity between supply and demand
- Increasing efficiency yields more power in same plants with less pollution
- Huge sub-industries emerging (e.g. automation of emission control devices)

Petrochemical and Chemical Markets

- CAGR historically 10% for petrochemical and 20% for chemical
- >190 new projects in China already funded
  - Industrial automation portion estimated to be >$5.7 billion
- Substantial modernization of old plants needed to improve efficiency and decrease pollution



High Growth Sectors within China

HLS is the leading player in both traditional and light rail markets

- Very high barrier to entry / Safety is a major concern
- Work is awarded primarily based on track record in China

Traditional Rail Market

- China currently has 6% of the world's track moving 25% of the world's cargo
- Result is massive influx of new investment by central government
  - Over next 3 years China will add 6,000 miles of track and upgrade an additional 6,000 miles
  - Government will spend additional $8.6 billion in signal and automation controls, from 2011-2015

Light Rail Markets

- Government expects to invest >$62.1 billion to construct at least 55 new subways or city rails over next 10 years
- Covers 1,500 km in metropolitan areas such as Beijing, Shanghai, Guangzhou, Tianjin, etc.

HLS



High Growth Sectors within China

Nuclear Power Market

- HLS is the only Chinese supplier of Nuclear Power Control Systems
  - Provided subassemblies for early nuclear power plants built in China
- HLS has JV's with the Nuclear Power Plant Developers in China
  - Six power plant contracts to be let shortly
- Significant growth opportunity for HLS
  - **China** – Government will construct **FORTY** new 1GW new nuclear power plants
    - From 2008 to 2014, HLS expected to have substantial revenue from new nuclear plants
  - **Internationally** – HLS will leverage its high-tech, low cost proven system
    - Many new plants on the drawing board worldwide
    - Over 200 existing units under operation all need their automation systems upgraded



New Product - LK Series PLC

First Chinese-designed and manufactured large PLC product

Utilizes state-of-the-art technologies

The LK series merges modern PLC with advanced DCS

- Meets the requirements of system integrators worldwide for both continuous and discrete applications

Market in China is >$800M, and growing at 15% per year.

PLC will begin producing significant revenue later this year

- Expected to generate over $60m in revenue with 30% after tax profit within 5 years

HLS



New Business Unit - Automation & Drive

Major profit contributor for most large international competitors

New PLC, when coupled with HLS state-of-the-art Servo Motors and Drive technologies, enables the creation of a New Automation and Drive Business Unit.

The A&D Unit will provide factory automation customers and system integrators with 1 stop shopping.

- Integrated solutions using our motors, our servos, and our controllers for any discrete control application
  - Textile machines, high level printers, packaging machines, assembly lines, robots, automated warehouses,etc.



International Expansion Opportunities

HLS has historically focused on China

- In next 5 years, international expansion will augment growth in China
  - Present product portfolio well suited for international clients

Strategic positioning

- HLS to replicate its strategy as the low-cost/high quality producer in China to win contracts against foreign suppliers worldwide

Western market expansion

- Currently have multiple projects in India and South East Asia
- Will partner with companies that have existing relationships in West
  - BASF has chosen HLS as a preferred vendor
    - Currently working on a chemical plant project
  - In discussions with other large US and European-based companies



Personnel

Over 1,500 employees

200 R&D engineers

High employee retention

- In past 5 years, less than 10% of engineers have left company

Two major manufacturing and design centers

- Beijing and Hangzhou

10 regional sales offices

- Engineering know-how at the sales level allows knowledge based early input into design process



Incentive-Based Compensation

Owners of Gifted Time Holdings, on an all-or-none-basis each year, will be issued an aggregate 2.0 million additional shares of common stock if they achieve after-tax profits in the following amounts for the year ending December 31 2007, 2008, 2009, and 2010 and 3.0 million additional shares of common stock if they achieve after-tax profits in the following amount for the year ending December 31, 2011:

Year Ending 12/31	After-Tax Profit
2007	$ 23,000,000
2008	$ 32,000,000
2009	$ 43,000,000
2010	$ 61,000,000
2011	$ 71,000,000



Select Financial Comparables

	Years Ended June 30 (in Millions)		
	2006	**2005**	**% Change**
Revenues	$89.9	$79.6	*+13%*
Gross Profit	$32.0	$24.9	*+29%*
Net Income	$19.2	$13.7	***+40%***

	Nine Months Ended March 31 (in Millions)		
	2007	**2006**	**% Change**
Revenues	$68.3	$61.3	*+12%*
Gross Profit	$23.8	$20.8	*+15%*
Net Income	$13.6	$11.1	***+23%***



Post Merger Capitalization Table

	Shares	Ownership Percentages	Investment
Gifted Time Shareholders	**22,200,000**	**52.9%**	
Bridge Loan Investors	**1,300,000**	**3.1%**	**($30,000,000)**
SPAC Management	**1,250,000**	**3.0%**	
SPAC Investors	**17,250,000**	**41.1%**	**$92,000,000**
· SPAC Common Stock	· 5,750,000	· 13.7%	· $34,500,000
· SPAC Warrants	· 11,500,000	· 27.4%	· $57,500,000
Totals	**42,000,000**	**100.00%**	**$62,000,000**

HLS



Investment Conclusions

Largest Automation & Control Company in China

Track Record of Success

Highly Profitable and Cash Flow Positive

Experienced & Motivated Management Team

Poised for Explosive Growth

HLS



HLS Systems International, Ltd.

The Leading Integrated Automation Control Systems Company in China





In connection with the pending transaction, HLS Systems International Ltd. ("HLS Systems") has filed with the SEC a Registration Statement on Form S-4 containing a Proxy Statement/Prospectus for the stockholders of Chardan North. The stockholders of Chardan North are urged to read the Registration Statement and the Proxy Statement/Prospectus, when it is available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about HollySys, HLS Systems, Chardan North and the proposed transaction. The final Proxy Statement/Prospectus will be mailed to stockholders of Chardan North after the Registration Statement is declared effective by the SEC. Chardan North stockholders will be able to obtain the Registration Statement, the Proxy Statement/Prospectus and any other relevant filed documents for free at the SEC's website (www.sec.gov). These documents can also be obtained for free from Chardan North by directing a request to Lori Johnson c/o Chardan Capital, 625 Broadway, Suite 1111, San Diego, CA 92101.

HLS Systems, Chardan North and their respective directors and officers may be deemed to be participants in the solicitation of approvals from Chardan North stockholders in respect of the proposed transaction. Information regarding Chardan North's participants will be available in the Proxy Statement /Prospectus. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Proxy Statement / Prospectus.

HLS